Exhibit 10.16 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. CONSULTING AGREEMENT This CONSULTING AGREEMENT (the “Agreement”) is dated as of January 19, 2024, between ZENTALIS PHARMACEUTICALS, INC., a Delaware corporation with offices at 1359 Broadway, Suite 801, New York, NY 10018 (collectively, with its affiliates, “Company”), and Carrie Brownstein, M.D. (“Consultant”). Together, Consultant and the Company shall be referred to as “the Parties” and each a “party” hereto. WHEREAS, for Consultant’s personal reasons, the Parties agreed to a [***] Consultant’s employment with the Company’s wholly owned subsidiary, Zeno Management, Inc. (“Zeno”), effective January 19, 2024, or such other date that is the effective date of Consultant’s separation as an employee of Zeno (such date, the “Separation Date”); WHEREAS, in connection with Consultant’s separation, Consultant, Zentalis Pharmaceuticals, Inc. and Zeno entered into a Release Agreement (the “Release Agreement”); and WHEREAS, the Company wishes to enter into a Consulting Agreement with Consultant [***] following Consultant’s separation as a Zeno employee. NOW, THEREFORE, Company and Consultant hereby agree as follows: 1. SERVICES. Consultant will provide consulting services (“Services”) detailed on Exhibit A to Company for the term of the Agreement. Consultant will not delegate her responsibilities under this Agreement to any third parties. When performing Services involving interactions with an external audience, Consultant will comply with Company’s directions regarding such interactions. Consultant is an independent contractor and is not authorized to make any representation, warranty, contract, or commitment on behalf of Company unless directed to by the Company. 2. COMPLIANCE WITH APPLICABLE LAW. Consultant will comply with all applicable law, including any applicable disclosure requirements relating to Consultant’s relationship with Company or the nature of the Services. 3. TERM AND TERMINATION. The term of this Agreement will commence on the day following the Separation Date and will expire on the date that is two (2) months following the Separation Date (the “Term”), unless terminated (i) immediately by the Company by written notice upon Consultant’s breach of the Agreement, and (ii) automatically upon the death or disability of Consultant; provided, however, that this Agreement shall terminate immediately, and the Company shall have no obligations to provide any of the compensation or benefits described herein for any portion of the Term, in the event that the Effective Date (as defined in the Release Agreement) does not occur within the required timeframe as set forth in the Release Agreement. 4. COMPENSATION. As compensation for the Services, Company will compensate Consultant as provided on Exhibit A. If Consultant uses, recommends or comments upon any Company product in connection with the treatment of a patient, a scientific or educational presentation or publication, a media interview, development of a formulary or clinical protocols, or any other third-party communication or interaction, Consultant will disclose that Consultant is or has been a paid consultant of Company and any other financial relationships with Company. 5. REPRESENTATIONS AND WARRANTIES. Consultant represents and warrants that (i) the Agreement does not conflict with or violate any obligation of Consultant or right of any third party, and Consultant will not accept work, enter into a contract, or accept an obligation from any third party that is inconsistent with Consultant’s obligations under this Agreement; and (ii) neither Consultant nor any designee providing Services hereunder have ever been, nor currently are, nor are the subject of, a proceeding that could lead to Consultant or designee becoming: (A) debarred by the FDA pursuant to 21 U.S.C. § 335a(a)-(b) from providing services in any capacity to a

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. 2 person that has an approved or pending drug product application; (B) excluded, debarred, suspended or otherwise ineligible to participate in (I) Federal health care programs, as defined under 42 U.S. Code § 1320a-7b(f), such as Medicare or Medicaid, by the Office of the Inspector General of the U.S. Department of Health and Human Services, or (II) federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration; (C) convicted of a criminal offense that falls within the ambit of 42 U.S.C. § 1320a-7(a), but has not yet been debarred or excluded as described in this Section 5; or (D) debarred or disqualified by any foreign equivalent of the authorities and programs referenced above. If, during the term of this Agreement, Consultant or any designee is debarred, excluded or convicted, or is the subject of a proceeding that could lead to Consultant or any designee becoming debarred, excluded or convicted as described herein, Consultant shall immediately notify Company. 6. CONFIDENTIAL INFORMATION. Consultant acknowledges that all non-public and/or proprietary information Consultant receives, acquires, or develops in performance of the Services (“Confidential Information”) is confidential and is the exclusive property of Company. Consultant must use a reasonable degree of care to protect and prevent any unauthorized use or disclosure of Confidential Information. Consultant will not, without the written consent of Company, (a) disclose, divulge, or publish any Confidential Information to any third party or (b) use any Confidential Information except as necessary to perform the Services. Confidential Information does not include information that Consultant can establish: (a) was known to Consultant without restriction before receipt from Company; (b) is publicly available through no fault of Consultant; or (c) is rightfully received by Consultant from a third party without a duty of confidentiality. Consultant hereby assigns to Company, and will procure the assignment to Company of, all Confidential Information and all such reproductions, notes, other materials, and improvements. Except as expressly provided herein, nothing in this Agreement shall grant Consultant any intellectual property rights or licenses, express or implied, in or to any portion of any Confidential Information. Upon expiration or termination of the Agreement, or request of Company, Consultant will return or destroy all Confidential Information in Consultant’s possession. Consultant’s obligations under this Section 6 will survive termination or expiration of this Agreement. 7. U.S. SECURITIES LAWS. Each party acknowledges that it is aware that U.S. securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company under obligations of non-disclosure and non-use from purchasing or selling securities of such company, or from communicating such information to any other person. Each party hereby agrees and undertakes to comply with any such provisions. 8. PERSONAL DATA. All personal data will be handled in accordance with applicable privacy laws and regulations. To the extent the Services include Consultant’s processing of personal data or Consultant’s disclosure of personal data, including protected health information, to Company, the parties will enter into a data processing agreement prior to the commencement of such processing and/or disclosure. 9. INTELLECTUAL PROPERTY. All inventions, discoveries, improvements, ideas, proposals, concepts, designs, processes, formulations, trade secrets, know-how, materials, documentation, reports, research, creations and products developed or prepared by Consultant solely in relation to the Services are the intellectual property of Company (“Inventions”). To the extent any Invention qualifies as a work made for hire under applicable law, it is hereby deemed to be such. Consultant hereby assigns to Company all right, title, and interest in and to the Inventions, which are the sole and exclusive property of Company, and will be promptly disclosed by Consultant to Company. Consultant will not use any intellectual property or technology of a third party in performance of the Services that will result in violation of any intellectual property rights of any third party. Consultant warrants that Consultant has and will have the right to transfer and assign to Company ownership of all Inventions. Consultant will execute all documents, and take any and all actions needed, all without further consideration, in order to confirm Company’s rights as outlined above. In the event that Consultant should fail or refuse to execute such documents

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. 3 within a reasonable time, Consultant appoints Company as Consultant’s attorney-in-fact to execute and deliver any such documents on Consultant’s behalf. 10. INDEMNIFICATION. Company agrees to release, defend, indemnify and hold Consultant harmless from any and all potential liabilities, losses or damages (including penalties, costs, attorney fees and liability to third parties) resulting from, related to or arising out of any claim, action, suit or proceeding against Consultant arising out of (a) the negligence or willful misconduct of Company in its execution and performance under this Agreement, or Company’s material breach of this Agreement, and/or (b) allegations that the Company’s performance under this agreement infringes, misappropriates, or otherwise violates any intellectual right of a third party. 11. CONFIRMATION OF CONTINUING OBLIGATIONS. a. Proprietary Information and Inventions. Consultant hereby expressly reaffirms her obligations, to the extent any such obligations survive termination, under Section 5 of the Employment Agreement (as defined in the Release Agreement, which section is incorporated herein by reference, under the Proprietary Information and Inventions Agreement between Consultant and the Company (the “Proprietary Information Agreement”), a copy of which is attached to the Release Agreement as Exhibit C and incorporated herein by reference, and Section 7 of the Release Agreement and agrees that such obligations shall survive the Separation Date and her termination of Services under this Agreement. b. [***]. c. [***]. d Solicitation of Company Personnel. During the Term and for [***] period following the Separation Date (the “Restricted Period”), Consultant will not, either directly or through others, for Consultant’s own benefit or the benefit of any other individual or entity: [***]. e. [***]. f. [***]. g. Return of Property. Upon the termination of this Agreement, Consultant represents and warrants that Consultant has returned to the Company all lists, books and records of, or in connection with, the Company’s business, and all other property belonging to the Company, including, without limitation, her Company-issued laptop, documents (hard copy or electronic files), it being distinctly understood that all such lists, books and records, and other documents, are the property of the Company. Consultant further represents and warrants that she has not nor will she copy or transfer any Company information, nor will she maintain any Company confidential information after the Separation Date. Notwithstanding the foregoing, Consultant may retain documents relating to her compensation and benefits from the Company. h. Remedy in the Event of Breach. In addition to all other rights and remedies available to the Company under law or in equity, in the event of Consultant’s material breach of this Section 11, the Company shall be entitled to withhold all Separation Benefits from Consultant under the Release Agreement and the Company shall be entitled to terminate this Agreement immediately and no additional payments shall be payable to Consultant hereunder. i. Whistleblower Provision; Other Protected Activity. Nothing in this Agreement or the Proprietary Information Agreement shall prevent Consultant from communicating directly with, cooperating with, or providing information to, or receiving financial awards from, any federal, state or local government agency, including, but not limited to, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the U.S. Equal Employment Opportunity Commission, the U.S. National Labor Relations Board, or the U.S. Department of

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. 4 Justice, without notifying or seeking permission from the Company. Consultant acknowledges that the Company has provided Consultant with the following notice of immunity rights in compliance with the requirements of the Defend Trade Secrets Act: (i) Consultant shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of proprietary information that is made in confidence to a Federal, State, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, (ii) Consultant shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of proprietary information that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal, and (iii) if Consultant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Consultant may disclose the proprietary information to Consultant’s attorney and use the proprietary information in the court proceeding, if Consultant files any document containing the proprietary information under seal, and does not disclose the proprietary information, except pursuant to court order. Further, nothing in this Agreement or the Proprietary Information Agreement shall prevent Consultant from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Consultant has reason to believe is unlawful. j. Definitions. For purposes of this Section 11, the term “Company” means not only Zeno, but also Parent as well as any company, partnership or entity which, directly or indirectly, controls, is controlled by or is under common control with Zeno Management, Inc. 12. LIMITATION ON LIABILITY. NEITHER COMPANY NOR CONSULTANT SHALL BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR LOST BUSINESS OR FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES OF ANY KIND, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AND REGARDLESS OF WHETHER SUCH PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. 13. MISCELLANEOUS. This Agreement will be governed by New York state law, without regard to any conflict of laws provisions thereof. This Agreement, together with the Release Agreement (and any other agreements or portions of agreements incorporated by reference therein), is the entire agreement of the parties with respect to the Services and may not be assigned by Consultant without prior written permission of Company. Company may assign this agreement to any of its wholly owned subsidiaries without the consent of Consultant. Consultant will not make any public statement concerning this Agreement or use Company’s or its affiliates’ names in any form of advertising, promotion or publicity, without prior written consent of Company. Notices under this Agreement will be sent to the addresses listed on the signature page and sent by nationally recognized courier. (Signature Page Follows)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. SIGNATURE PAGE TO CONSULTING AGREEMENT Having understood and agreed to the foregoing, Company and Consultant have signed this Agreement, effective as of the date written above. ZENTALIS PHARMACEUTICALS, INC. By: /s/ Kimberly Blackwell, M.D. Name: Kimberly Blackwell, M.D. Title: Chief Executive Officer Notice Address: Zentalis Pharmaceuticals, Inc. 1359 Broadway, Suite 801 New York, NY 10018 /s/ Carrie Brownstein, M.D. Carrie Brownstein, M.D. Notice Address: [***]

EXHIBIT A Consultant Services & Compensation [Exhibit A omitted in accordance with Item 601(a)(5) of Regulation S-K]